FOURTH QUARTER & FULL YEAR 2013 EARNINGS CONFERENCE CALL February 14, 2014

Overview Page 2 See reconciliations of organic revenue change on pages 18 and 19, operating margin on page 21, and diluted EPS on pages 23 and 24. • Q4 organic revenue growth was 3.7%  U.S. organic growth was 6.9%  International organic growth was 0.5% • Q4 operating income was $385 million and operating margin was 18.1%, before restructuring charge of $61 million • Full year operating margin was 9.3% before restructuring charge • Diluted EPS for the full year was $0.61 and, ex-restructuring and Q3 charge for early debt redemption, was $0.78 • Repurchased 32 million shares during 2013 - diluted share count decreased 8% • Increased quarterly dividend 27% and authorized new $300 million share repurchase program

2013 2012 Revenue 2,122.7$ 2,063.3$ Salaries and Related Expenses 1,199.6 1,133.8 Office and General Expenses 538.1 519.7 Operating Income before Restructuring Charges 385.0 409.8 Operating Margin % before Restructuring Charges 18.1% 19.9% Restructuring and Other Reorganization-Related Charges (Reversals), net 60.6 (0.1) Operating Income 324.4 409.9 Operating Margin % 15.3% 19.9% Interest Expense (24.7) (36.6) Interest Income 6.7 8.1 Other Income, net 7.7 95.4 Income Before Income Taxes 314.1 476.8 Provision for Income Taxes 103.2 140.5 Equity in Net Income of Unconsolidated Affiliates 1.2 0.8 Net Income 212.1 337.1 Net Income Attributable to Noncontrolling Interests (19.0) (20.9) Net Income Attributable to IPG 193.1 316.2 Dividends on Preferred Stock - (2.9) 193.1$ 313.3$ Earnings per Share Available to IPG Common Stockholders: Basic 0.45$ 0.74$ Diluted 0.44$ 0.68$ Weighted-Average Number of Common Shares Outstanding: Basic 425.1 423.7 Diluted 435.2 466.0 Dividends Declared per Common Share 0.075$ 0.060$ Three Months Ended December 31, Net Income Available to IPG Common Stockholders Operating Performance (Amounts in Millions, except per share amounts) Page 3

2013 2012 Total Organic 2013 2012 Total Organic IAN 1,747.9$ 1,728.8$ 1.1% 2.2% 5,795.6$ 5,728.5$ 1.2% 1.7% CMG 374.8$ 334.5$ 12.0 11.7 1,326.7$ 1,227.7$ 8.1 7.8 Change Twelve Months Ended Change Three Months Ended December 31, December 31, $ % Change $ % Change December 31, 2012 2,063.3$ 6,956.2$ Total change 59.4 2.9% 166.1 2.4% Foreign currency (27.3) (1.3%) (80.4) (1.1%) Net acquisitions/(divestitures) 10.2 0.5% 50.3 0.7% Organic 76.5 3.7% 196.2 2.8% December 31, 2013 2,122.7$ 7,122.3$ Three Months Ended Twelve Months Ended Revenue ($ in Millions) Page 4 See reconciliations of segment organic revenue change on pages 18 and 19. Integrated Agency Networks (“IAN”): McCann Worldgroup, Draftfcb, Lowe & Partners, IPG Mediabrands, our digital specialist agencies and our domestic integrated agencies Constituency Management Group (“CMG”): Weber Shandwick, GolinHarris, Jack Morton, FutureBrand, Octagon and our other marketing service specialists

Total Organic Total Organic United States 7.0% 6.9% 4.4% 3.7% International (1.3%) 0.5% (0.1%) 1.7% United Kingdom 4.0% 4.3% (0.6%) 0.8% Continental Europe 0.1% (4.3%) (2.7%) (5.9%) Asia Pacific 0.6% 5.3% 3.7% 6.4% Latin America (2.6%) 4.5% 3.2% 10.2% All Other Markets (10.4%) (6.3%) (4.7%) (0.4%) Worldwide 2.9% 3.7% 2.4% 2.8% Three Months Ended December 31, 2013 Twelve Months Ended December 31, 2013 Geographic Revenue Change Page 5 “All Other Markets” includes Canada, Africa and the Middle East. See reconciliations of organic revenue change on pages 18 and 19.

(0.9%) 0.9% 3.8% 3.7% (10.8%) 7.0% 6.1% 0.7% 2.8% (12.0%) (10.0%) (8.0%) (6.0%) (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q4-05 Q4-06 Q4-07 Q4-08 Q4-09 Q4-10 Q4-11 Q4-12 Q4-13 Organic Revenue Growth Page 6 See reconciliation on page 20. Trailing Twelve Months

Salaries & Related 2013 2012 $ Total Organic Three Months Ended December 31, 1,199.6$ 1,133.8$ 65.8$ 5.8% 6.5% % of Revenue 56.5% 55.0% Three months severance 12.0$ 32.6$ (20.6)$ (63.2%) % of Revenue 0.6% 1.6% Twelve Months Ended December 31, 4,545.5$ 4,391.9$ 153.6$ 3.5% 3.8% % of Revenue 63.8% 63.1% Twelve months severance 80.8$ 91.3$ (10.5)$ (11.5%) % of Revenue 1.1% 1.3% Office & General 2013 2012 $ Total Organic Three Months Ended December 31, 538.1$ 519.7$ 18.4$ 3.5% 4.7% % of Revenue 25.3% 25.2% Three months occupancy expense (ex-D&A) 132.3$ 126.5$ 5.8$ 4.6% % of Revenue 6.2% 6.1% Twelve Months Ended December 31, 1,917.9$ 1,887.2$ 30.7$ 1.6% 2.5% % of Revenue 26.9% 27.1% Twelve months occupancy expense (ex-D&A) 503.6$ 489.5$ 14.1$ 2.9% % of Revenue 7.1% 7.0% Change Change Expenses (1) ($ in Millions) Page 7 (1) Does not include severance and lease termination costs included in restructuring and other reorganization-related charges (reversals), net. See reconciliations of organic measures on pages 18 and 19.

(1.7%) 1.7% 5.3% 8.5% 5.7% 8.4% 9.8% 9.8% 8.4% 2.3% 5.7% 8.7% 9.7% (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Q4-05 Q4-06 Q4-07 Q4-08 Q4-09 Q4-10 Q4-11 Q4-12 Q4-13 Operating Margin Page 8 Trailing Twelve Months Operating margin before restructuring and other reorganization-related charges (reversals), net that differs from reported operating margin is represented in green. See reconciliation of adjusted operating margin on page 21. 9.3%

December 31, December 31, 2013 2012 CURRENT ASSETS: Cash and cash equivalents 1,636.8$ 2,574.8$ Marketable securities 5.3 16.0 Accounts receivable, net 4,565.4 4,496.6 Expenditures billable to clients 1,536.4 1,318.8 Other current assets 340.1 332.1 Total current assets 8,084.0$ 8,738.3$ CURRENT LIABILITIES: Accounts payable 6,914.2$ 6,584.8$ Accrued liabilities 718.4 728.2 Short-term borrowings 179.1 172.1 Current portion of long-term debt 353.6 216.6 Total current liabilities 8,165.3$ 7,701.7$ Balance Sheet – Current Portion ($ in Millions) Page 9

2013 2012 NET INCOME 212$ 337$ OPERATING ACTIVITIES Depreciation & amortization 53 47 Deferred taxes 40 136 Gain on sale of an investment - (94) Other non-cash items 13 6 Change in working capital, net 657 408 Other non-current assets & liabilities 48 (38) Net cash provided by Operating Activities 1,023 802 INVESTING ACTIVITIES Capital expenditures (81) (70) Acquisitions & deferred payments, net (14) (5) Business & investment purchases/sales, net (2) 97 Net cash (used in) provided by Investing Activities (97) 22 FINANCING ACTIVITIES Proceeds from issuance of long-term debt - 798 Repurchase of common stock (201) (150) Common stock dividends (32) (25) Net decrease in short-term bank borrowings (8) (33) Distributions to noncontrolling interests (5) (5) Preferred stock dividends (3) (3) Other financing activities (7) (12) Net cash (used in) provided by Financing Activities (256) 570 Currency Effect (33) (5) Increase in Cash & S/T Marketable Securities 637$ 1,389$ Three Months Ended December 31, Cash Flow ($ in Millions) Page 10 (1) Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 22. (1)

$2,349 $2,120 $1,947 $1,737 $1,769 $1,652 $1,663 $1,000 $1,500 $2,000 $2,500 $3,000 2007 2008 2009 2010 2011 2012 2013 $2,450 Total Debt (1) ($ in Millions) Page 11 (1) Includes current portion of long-term debt, short-term borrowings and long-term debt. (2) Includes our November 2012 debt issuances of $800 aggregate principal amount of Senior Notes, which pre-funded our plan to redeem a similar amount of debt in 2013. December 31, (2)

473 466 432 421 423 85 75 49 22 5 300 350 400 450 500 550 600 2010 2011 2012 2013 As of December 31, 2013 Basic Shares Dilutive Shares 481 541 558 443 428 Total Shares: Basic and Eligible for Dilution (1) Page 12 (1) Includes basic common shares outstanding, restricted shares and in-the-money stock options, and convertible debt and preferred stock eligible for dilution. (2) Equals weighted-average shares outstanding as defined above for the twelve months ending December 31st for the periods presented. (2) (2) (2) Weighted-average (Amounts in Millions) (2)

• Year concluded with strong growth in the US • Enter new year in solid competitive position  Quality of our agency offerings  Strength in high growth disciplines/regions  New business record • Focus is on margin improvement – Q4 actions to manage Europe will benefit ’14 margin expansion • Financial strength continues to be a source of value creation  Eliminated last two convertible securities  Lowered cost of debt  Significant share count reduction  Raised dividend and authorized new share repurchase program Summary Page 13

Appendix

2013 2012 Revenue 7,122.3$ 6,956.2$ Salaries and Related Expenses 4,545.5 4,391.9 Office and General Expenses 1,917.9 1,887.2 Operating Income before Restructuring Charges 658.9 677.1 Operating Margin % before Restructuring Charges 9.3% 9.7% Restructuring and Other Reorganization-Related Charges (Reversals), net 60.6 (1.2) Operating Income 598.3 678.3 Operating Margin % 8.4% 9.8% Interest Expense (122.7) (133.5) Interest Income 24.7 29.5 Other (Expense) Income, net (32.3) 100.5 Income Before Income Taxes 468.0 674.8 Provision for Income Taxes 181.2 213.3 Equity in Net Income of Unconsolidated Affiliates 2.1 3.1 Net Income 288.9 464.6 Net Income Attributable to Noncontrolling Interests (21.0) (17.9) Net Income Attributable to IPG 267.9 446.7 Dividends on Preferred Stock (8.7) (11.6) 259.2$ 435.1$ Earnings per Share Available to IPG Common Stockholders: Basic 0.62$ 1.01$ Diluted 0.61$ 0.94$ Weighted-Average Number of Common Shares Outstanding: Basic 421.1 432.5 Diluted 429.6 481.4 Dividends Declared per Common Share 0.30$ 0.24$ Net Income Available to IPG Common Stockholders Twelve Months Ended December 31, Operating Performance (Amounts in Millions, except per share amounts) Page 15

2013 2012 NET INCOME 289$ 465$ OPERATING ACTIVITIES Depreciation & amortization 209 194 Deferred taxes 69 104 Gain on sale of an investment - (94) Non-cash loss on early extinguishment of debt 15 - Other non-cash items 17 28 Change in working capital, net (10) (293) Other non-current assets & liabilities 4 (47) Net cash provided by Operating Activities 593 357 INVESTING ACTIVITIES Capital expenditures (173) (169) Acquisitions & deferred payments, net (62) (146) Business & investment purchases/sales, net (1) 108 Net cash used in Investing Activities (236) (207) FINANCING ACTIVITIES Proceeds from issuance of long-term debt - 1,045 Purchase of long-term debt (602) (402) Repurchase of common stock (482) (351) Common stock dividends (126) (103) Exercise of stock options 47 11 Acquisition-related payments (28) (37) Distributions to noncontrolling interests (15) (17) Preferred stock dividends (12) (12) Net increase in short-term bank borrowings 5 13 Other financing activities 1 (16) Net cash (used in) provided by Financing Activities (1,212) 131 Currency Effect (94) (6) (Decrease) Increase in Cash & S/T Marketable Securities (949)$ 275$ Twelve Months Ended December 31, Cash Flow ($ in Millions) Page 16 (1) Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 22. (1)

Depreciation and Amortization ($ in Millions) Page 17 Q1 Q2 Q3 Q4 FY 2013 Depreciation and amortization of fixed assets and intangible assets 38.2$ 39.2$ 40.5$ 39.5$ 157.4$ Amortization of restricted stock and other non-cash compensation 15.5 9.4 8.0 10.2 43.1 Net amortization of bond discounts and deferred financing costs 1.4 2.6 1.4 3.2 8.6 Q1 Q2 Q3 Q4 FY 2012 Depreciation and amortization of fixed assets and intangible assets 34.6$ 36.8$ 37.4$ 38.9$ 147.7$ Amortization of restricted stock and other non-cash compensation 16.7 12.7 8.3 6.8 44.5 Net amortization of bond (premiums) discounts and deferred financing costs (1.7) 1.0 1.0 1.5 1.8 2013 2012

Reconciliation of Organic Measures ($ in Millions) Page 18 (1) Three Months Ended December 31, 2012 Foreign Currency Net Acquisitions / (Divestitures) Three Months Ended December 31, 2013 Organic Total Segment Revenue IAN 1,728.8$ (25.3)$ 7.1$ 37.3$ 1,747.9$ 2.2% 1.1% CMG 334.5 (2.0) 3.1 39.2 374.8 11.7% 12.0% Total 2,063.3$ (27.3)$ 10.2$ 76.5$ 2,122.7$ 3.7% 2.9% Geographic United States 1,032.5$ -$ 0.9$ 71.6$ 1,105.0$ 6.9% 7.0% International 1,030.8 (27.3) 9.3 4.9 1,017.7 0.5% (1.3%) United Kingdom 171.3 0.5 (1.0) 7.3 178.1 4.3% 4.0% Continental Europe 279.8 9.4 3.0 (12.0) 280.2 (4.3%) 0.1% Asia Pacific 253.3 (18.3) 6.4 13.4 254.8 5.3% 0.6% Latin America 155.8 (12.0) 0.9 7.0 151.7 4.5% (2.6%) All Other Markets 170.6 (6.9) - (10.8) 152.9 (6.3%) (10.4%) Worldwide 2,063.3$ (27.3)$ 10.2$ 76.5$ 2,122.7$ 3.7% 2.9% Expenses Salaries & Related 1,133.8$ (12.2)$ 4.3$ 73.7$ 1,199.6$ 6.5% 5.8% Office & General 519.7 (8.7) 2.6 24.5 538.1 4.7% 3.5% Total 1,653.5$ (20.9)$ 6.9$ 98.2$ 1,737.7$ 5.9% 5.1% Components of Change Change Organic

Reconciliation of Organic Measures ($ in Millions) Page 19 (1) Twelve Months Ended December 31, 2012 Foreign Currency Net Acquisitions / (Divestitures) Organic Twelve Months Ended December 31, 2013 Organic Total Segment Revenue IAN 5,728.5$ (73.2)$ 40.4$ 99.9$ 5,795.6$ 1.7% 1.2% CMG 1,227.7 (7.2) 9.9 96.3 1,326.7 7.8% 8.1% Total 6,956.2$ (80.4)$ 50.3$ 196.2$ 7,122.3$ 2.8% 2.4% Geographic United States 3,803.6$ -$ 26.4$ 142.6$ 3,972.6$ 3.7% 4.4% International 3,152.6 (80.4) 23.9 53.6 3,149.7 1.7% (0.1%) United Kingdom 572.0 (7.0) (1.2) 4.5 568.3 0.8% (0.6%) Continental Europe 823.1 23.0 2.7 (48.2) 800.6 (5.9%) (2.7%) Asia Pacific 838.1 (43.6) 21.0 53.4 868.9 6.4% 3.7% Latin America 450.1 (32.7) 1.4 45.7 464.5 10.2% 3.2% All Other Markets 469.3 (20.1) - (1.8) 447.4 (0.4%) (4.7%) Worldwide 6,956.2$ (80.4)$ 50.3$ 196.2$ 7,122.3$ 2.8% 2.4% Expenses Salaries & Related 4,391.9$ (40.3)$ 28.2$ 165.7$ 4,545.5$ 3.8% 3.5% Office & General 1,887.2 (27.3) 10.2 47.8 1,917.9 2.5% 1.6% Total 6,279.1$ (67.6)$ 38.4$ 213.5$ 6,463.4$ 3.4% 2.9% Components of Change Change

Reconciliation of Organic Revenue Growth

Last Twelve Months Ending	Beginning of Period Revenue	Components of Change During the Period			End of Period Revenue
		Foreign Currency	Net Acquisitions / (Divestitures)	Organic	
12/31/06	$ 6,263.8	$ 20.7	$ (165.5)	$ 57.8	$ 6,176.8
3/31/07	6,261.8	78.4	(147.2)	16.0	6,209.0
6/30/07	6,183.6	102.4	(124.7)	166.6	6,327.9
9/30/07	6,197.2	137.3	(110.9)	209.2	6,432.8
12/31/07	6,176.8	197.5	(70.7)	233.1	6,536.7
3/31/08	6,209.0	217.8	(45.9)	280.6	6,661.5
6/30/08	6,327.9	244.8	(12.6)	282.4	6,842.5
9/30/08	6,432.8	237.4	32.8	317.2	7,020.2
12/31/08	6,536.7	71.5	87.6	243.0	6,938.8
3/31/09	6,661.5	(88.3)	114.7	91.9	6,779.8
6/30/09	6,842.5	(286.2)	139.2	(275.3)	6,420.2
9/30/09	7,020.2	(390.1)	115.2	(636.4)	6,108.9
12/31/09	6,938.8	(251.6)	69.1	(748.9)	6,007.4
3/31/10	6,779.8	(88.2)	36.0	(705.4)	6,022.2
6/30/10	6,420.2	59.1	2.0	(316.9)	6,164.4
9/30/10	6,108.9	117.7	9.6	60.1	6,296.3
12/31/10	6,007.4	63.3	17.0	419.6	6,507.3
3/31/11	6,022.2	21.0	18.2	583.7	6,645.1
6/30/11	6,164.4	61.5	12.4	535.8	6,774.1
9/30/11	6,296.3	119.1	(7.7)	539.5	6,947.2
12/31/11	6,507.3	122.2	(8.6)	393.7	7,014.6
3/31/12	6,645.1	92.9	(1.4)	310.0	7,046.6
6/30/12	6,774.1	(14.3)	14.5	247.3	7,021.6
9/30/12	6,947.2	(117.2)	39.7	95.8	6,965.5
12/31/12	7,014.6	(147.6)	41.8	47.4	6,956.2
3/31/13	7,046.6	(143.7)	48.2	41.3	6,992.4
6/30/13	7,021.6	(111.4)	56.9	65.8	7,032.9
9/30/13	6,965.5	(80.3)	49.5	128.2	7,062.9
12/31/13	6,956.2	(80.4)	50.3	196.2	7,122.3

Page 20

($ in Millions)

Reconciliation of Adjusted Operating Margin ($ in Millions) Page 21 Last Tw lve Months Ending Operating Income Restructuring and Other Reorganization-Related Charges (Reversals), net Adjusted Operating Income 12/31/06 106.0$ 34.5$ 140.5$ 12/31/07 344.3 25.9 370.2 12/31/08 589.7 17.1 606.8 12/31/12 678.3 (1.2) 677.1 12/31/13 598.3 60.6 658.9

2013 2012 2013 2012 INVESTING ACTIVITIES Net cash (used in) provided by Investing Activities per presentation (97)$ 22$ (236)$ (207)$ Purchase, sale and maturities of short-term marketable securities, net - (3) 11 (3) Net cash (used in) provided by Investing Activities (97)$ 19$ (225)$ (210)$ Three Months Ended December 31, Twelve Months Ended December 31, Reconciliation of Investing Cash Flow ($ in Millions) Page 22

Reconciliation of Adjusted Results (1)

	Three Months Ended December 31, 2013			Twelve Months Ended December 31, 2013			
	As Reported	Restructuring Charges	Adjusted Results	As Reported	Restructuring Charges	Loss on Early Extinguishment of Debt (2)	Adjusted Results
Operating Income	$ 324.4	$ (60.6)	$ 385.0	$ 598.3	$ (60.6)		$ 658.9
Operating Margin %	***15.3%***		***18.1%***	***8.4%***			***9.3%***
Income Before Income Taxes	314.1	(60.6)	374.7	468.0	(60.6)	$ (45.2)	573.8
Provision for Income Taxes	(103.2)	9.7	(112.9)	(181.2)	9.7	16.9	(207.8)
Effective Tax Rate	***32.9%***		***30.1%***	***38.7%***			***36.2%***
Equity in Net Income of Unconsolidated Affiliates	1.2		1.2	2.1			2.1
Net Income Attributable to Noncontrolling Interests	(19.0)		(19.0)	(21.0)			(21.0)
Dividends on Preferred Stock	-		-	(8.7)			(8.7)
Net Income Available to IPG Common Stockholders - Basic	$ 193.1	$ (50.9)	$ 244.0	$ 259.2	$ (50.9)	$ (28.3)	$ 338.4
Adjustments: Effect of Dilutive Securities							
Interest on 4.75% Notes	-		-	0.8			0.8
Dividends on Preferred Stock	-		-	-			8.7
Net Income Available to IPG Common Stockholders - Diluted	$ 193.1		$ 244.0	$ 260.0			$ 347.9
Weighted-Average Number of Common Shares Outstanding - Basic	425.1		425.1	421.1			421.1
Add: Effect of Dilutive Securities							
Restricted Stock, Stock Options and Other Equity Awards	6.9		6.9	5.2			5.2
4.75% Notes	-		-	3.3			3.3
Preferred Stock Outstanding	3.2		3.2	-			13.7
Weighted-Average Number of Common Shares Outstanding - Diluted	435.2		435.2	429.6			443.3
Earnings Per Share Available to IPG Common Stockholders - Basic	$ 0.45		$ 0.57	$ 0.62			$ 0.80
Earnings Per Share Available to IPG Common Stockholders - Diluted	$ 0.44	$ (0.12)	$ 0.56	$ 0.61	$ (0.11)	$ (0.06)	$ 0.78

(1) The following table reconciles our reported results for the three and twelve months ended December 31, 2013 to our adjusted non-GAAP results that exclude the impact of restructuring charges and the loss on early extinguishment of debt. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

(2) Loss on early extinguishment of debt of $45.2 included a redemption premium of $30.0, the write-off of the remaining unamortized discount of $7.3 and unamortized debt issuance cost of $7.9.

Page 23

IPG

(Amounts in Millions, except per share amounts)

Reconciliation of Facebook Transaction (1)

	Three Months Ended December 31, 2012			Twelve Months Ended December 31, 2012		
	As Reported	Facebook	Ex - Facebook	As Reported	Facebook	Ex - Facebook
Income Before Income Taxes	$ 476.8	$ 93.6	$ 383.2	$ 674.8	$ 93.6	$ 581.2
Provision for Income Taxes	(140.5)	(36.4)	(104.1)	(213.3)	(36.4)	(176.9)
Effective Tax Rate	***29.5%***		***27.2%***	***31.6%***		***30.4%***
Equity in Net Income of Unconsolidated Affiliates	0.8		0.8	3.1		3.1
Net Income Attributable to Noncontrolling Interests	(20.9)		(20.9)	(17.9)		(17.9)
Dividends on Preferred Stock	(2.9)		(2.9)	(11.6)		(11.6)
Net Income Available to IPG Common Stockholders - Basic	$ 313.3	$ 57.2	$ 256.1	$ 435.1	$ 57.2	$ 377.9
Adjustments: Effect of Dilutive Securities						
Interest on 4.25% Notes	-		-	0.3		0.3
Interest on 4.75% Notes	1.0		1.0	4.1		4.1
Dividends on Preferred Stock	2.9		2.9	11.6		11.6
Net Income Available to IPG Common Stockholders - Diluted	$ 317.2		$ 260.0	$ 451.1		$ 393.9
Weighted-Average Number of Common Shares Outstanding - Basic	423.7		423.7	432.5		432.5
Add: Effect of Dilutive Securities						
Restricted Stock, Stock Options and Other Equity Awards	8.5		8.5	7.2		7.2
4.25% Notes	-		-	7.9		7.9
4.75% Notes	16.9		16.9	16.9		16.9
Preferred Stock Outstanding	16.9		16.9	16.9		16.9
Weighted-Average Number of Common Shares Outstanding - Diluted	466.0		466.0	481.4		481.4
Earnings Per Share Available to IPG Common Stockholders - Basic	$ 0.74		$ 0.60	$ 1.01		$ 0.87
Earnings Per Share Available to IPG Common Stockholders - Diluted	$ 0.68	$ 0.12	$ 0.56	$ 0.94	$ 0.12	$ 0.82

(1) The following table reconciles our reported results for the three and twelve months ended December 31, 2012 to our adjusted non-GAAP results that exclude the impact of our sale in November 2012 of our remaining holdings in Facebook Inc. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Page 24

(Amounts in Millions, except per share amounts)

$31 $38 $83 $61 $25 $16 $16 $0 $25 $50 $75 $100 2013 2014 2015 2016 2017 2018 2019+ Actual Estimated Acquisition Payment Obligations (1) ($ in Millions) Page 25 (1) Amounts include payments relating to transactions with consolidated subsidiaries where we increase our ownership interests, which are classified within the financing section of the Consolidated Statement of Cash Flows, rather than the investing section. Included in the amounts above, compensation expense was $2 for the twelve months ended December 31, 2013 and is currently estimated to be negligible for the periods thereafter. (2) For 2013, we made payments of $29 relating to transactions with consolidated subsidiaries. (2)

Metrics Update

REVENUE By Client Sector SALARIES & RELATED Twelve Months Ended (% of revenue) Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help OFFICE & GENERAL Twelve Months Ended (% of revenue) Professional Fees Occupancy Expense (ex-D&A) T&E, Office Supplies & Telecom All Other O&G REAL ESTATE Total Square Feet FINANCIAL Available Liquidity $1.0 Billion 5-Year Credit Facility Covenants Category Metric Metrics Update Page 27

Health Care 15% Tech & Telecom 21% Auto & Transportation 16% Food & Beverage 14% Consumer Goods 12% Financial Services 8% Retail 6% Other 8% 2012 Health Care 16% Tech & Telecom 20% Auto & Transportation 18% Food & Beverage 13% Consumer Goods 11% Financial Services 9% Retail 6% Other 7% 2013 Revenue By Client Sector Page 28 Top 100 Clients for the years ended December 31 Approximately 55% of consolidated revenue (Unaudited data)

62.8% 63.1% 63.8% 60.0% 62.0% 64.0% 66.0% 2011 2012 2013 % of Revenue Salaries & Related Expenses Page 29 Twelve Months Ended December 31

######## 9/30/2008 6/30/2008 3/31/2008 44.9% 44.3% 52.9% 52.2% 40.0% 45.0% 50.0% 55.0% Base, Benefits & Tax Three Months Twelve Months 0.6% 1.6% 1.1% 1.3% 0.0% 1.0% 2.0% 3.0% Severance Expense Three Months Twelve Months 3.4% 3.2% 3.6% 3.6% 2.0% 3.0% 4.0% 5.0% Temporary Help Three Months Twelve Months 3.0% 2.2% 3.0% 3.0% 1.0% 2.0% 3.0% 4.0% Incentive Expense Three Months Twelve Months Salaries & Related Expenses (% of Revenue) Page 30 Three and Twelve Months Ended December 31 2013 2012 “All Other Salaries & Related,” not shown, was 4.6% and 3.7% for the three months ended December 31, 2013 and 2012, respectively, and 3.2% and 3.0% for the twelve months ended December 31, 2013 and 2012, respectively.

27.4% 27.1% 26.9% 24.0% 26.0% 28.0% 30.0% 2011 2012 2013 % of Revenue Office & General Expenses Page 31 Twelve Months Ended December 31

######## 9/30/2008 6/30/2008 3/31/20081.7% 1.7% 1.7% 1.7% 0.0% 1.0% 2.0% 3.0% Professional Fees Three Months Twelve Months 6.2% 6.1% 7.1% 7.0% 5.0% 6.0% 7.0% 8.0% Occupancy Expense (ex-D&A) Three Months Twelve Months 3.3% 3.1% 3.6% 3.6% 2.0% 3.0% 4.0% 5.0% T&E, Office Supplies & Telecom Three Months Twelve Months 14.1% 14.3% 14.5% 14.8% 12.0% 14.0% 16.0% 18.0% All Other O&G Three Months Twelve Months Office & General Expenses (% of Revenue) Page 32 Three and Twelve Months Ended December 31 “All Other O&G” includes production expenses, depreciation and amortization, bad debt expense, adjustments for contingent acquisition obligations, foreign currency gains (losses), long-lived asset impairments and other expenses. 2013 2012

10.5 10.8 10.0 10.1 9.9 10.0 10.1 2.1 1.6 1.9 1.5 1.2 1.1 0.8 8.0 10.0 12.0 14.0 2007 2008 2009 2010 2011 2012 2013 Occupied Sublease/Vacant 11.111.1 11.6 11.9 12.4 12.6 10.9 Real Estate Page 33 (Amounts in Millions) Total Square Feet as of December 31,

$2,591 $1,651 $1,619 $1,005 $1,642 $985 $986 $986 $986 $986 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 12/31/2012 3/31/2013 6/30/2013 9/30/2013 12/31/2013 Cash, Cash Equivalents and Short-Term Marketable Securities Available Committed Credit Facility Available Liquidity ($ in Millions) Page 34 Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facility (1) Includes net proceeds from our November 2012 debt issuances of $800 aggregate principal amount of Senior Notes, which pre-funded our plan to address our capital structure in 2013. (2) In July 2013, we used $630 to redeem $600 aggregate principal amount of our 10.00% Notes at 105%. (1) (1) (1) (2)

Twelve Months Ending December 31, 2013 I. Interest Coverage Ratio (not less than): 5.00x Actual Interest Coverage Ratio: 8.51x II. Leverage Ratio (not greater than): 3.25x Actual Leverage Ratio: 2.08x Interest Coverage Ratio - Interest Expense Reconciliation Twelve Months Ending December 31, 2013 Interest Expense: $122.7 - Interest income 24.7 - Other 12.6 + Preferred stock dividends 8.7 Net interest expense as defined: $94.1 EBITDA Reconciliation Twelve Months Ending December 31, 2013 Operating Income: $598.3 + Depreciation and amortization 200.5 + Other non-cash charges 1.7 EBITDA as defined: $800.5 Covenants $1.0 Billion 5-Year Credit Facility Covenants ($ in Millions) Page 35

Cautionary Statement Page 36 This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ➔ potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ➔ our ability to attract new clients and retain existing clients; ➔ our ability to retain and attract key employees; ➔ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy; ➔ potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments; ➔ risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and ➔ developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world. Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.